Comerica Incorporated Fourth Quarter 2022 Financial Review January 19, 2023 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2©2022, Comerica Inc. All rights reserved.

FY22 Review

Superior financial results & achievements aligned with refreshed core values

Comerica



Record EPS[1]
$8.35
$8.47
2021
2022
Record Revenue
$3.0B
$3.5B
2021
2022
Average Loans
$49B
$50B
2021
2022
Return on Assets[2]
1.30%
1.32%
2021
2022
Return on Equity[3]
15.2%
18.6%
2021
2022
Efficiency Ratio
62%
56%
2021
2022

ONE COMERICA
- Delivered enhanced employee benefits
- Announced Collaboration & Innovation hubs
- Achieved colleague Sustainable Engagement score of 84%

THE CUSTOMER COMES FIRST
- Launched Digital Journeys to further elevate customer experience beginning with Treasury Management
- Enhanced Voice of Customer program

THE BIGGER POSSIBLE
- Invested in transformative strategy for Payments
- Re-imagined retail delivery model
- Prioritized cloud-first approach to data

A FORCE FOR GOOD
- Achieved ~85% of $5B Small Business Financing Commitment[4]
- Developed BusinessHQ
- Published Inaugural TCFD report
- Recognized by Newsweek for Commitment to Corporate Responsibility & Diversity

TRUST. ACT. OWN.

[1]Diluted earnings per common share • [2]Return on average assets • [3]Return on average common shareholders' equity • [4]Commitment runs from 2021-2023

©2022, Comerica Inc. All rights reserved.

3

FY22 Results

Record revenue, broad-based loan growth, improved efficiency ratio & excellent credit quality

Comerica

(millions, except per share data)	2022	2021	Change
Average loans	$50,460	$49,083	$1,377
Average loans, ex. PPP	50,313	46,747	3,566
Average deposits	75,481	77,681	(2,200)
Net interest income	2,466	1,844	622
Provision for credit losses	60	(384)	444
Noninterest income[1]	1,068	1,123	(55)
Noninterest expenses[1]	1,998	1,861	137
Provision for income tax	325	322	3
Net income	1,151	1,168	(17)
Earnings per share[2]	$8.47	$8.35	$0.12
Efficiency Ratio	56%	62%	
Return on Average Equity[3,4]	18.63%	15.15%	
Return on Average Assets	1.32%	1.30%	

Key Performance Drivers Year over Year

- Revenue increased $567MM or 19%. Pre-tax, pre-provision net revenue (PPNR)[5] up $430MM, or 39%
- Loans up 3%, or 8% ex-PPP. Broad-based growth partly offset by Mortgage Banker
- Deposits reflect customers utilizing excess cash (following $13B, or 19%, FY21 growth) & strategic pricing initiatives
- Net interest income driven by rates & loan growth
- Credit quality excellent; Net charge-offs 3 bps
- Noninterest income reflects growth in several products, more than offset by noncustomer-related categories
- Expenses include strategic investments, higher performance & stock-based compensation, & revenue-related costs

FY22 compared to FY21 • [1]Includes gains/(losses) related to deferred comp plan of $(18)MM FY22 & $14MM FY21 • [2]Diluted earnings per common share • [3]Return on common shareholders' equity • [4]Common shareholders' equity per share of common stock • [5]Refer to reconciliation of non-GAAP financial measures in appendix

©2023, Comerica Inc. All rights reserved.

4

4Q22 Results

Record revenue, continued expense management & exceptional credit quality

Comerica

(millions, except per share data)	4Q22	3Q22	4Q21	Change From 3Q22	Change From 4Q21
Average loans	$52,375	$51,113	$47,825	$1,262	$4,550
Average loans, ex. PPP	52,335	51,046	47,136	1,289	5,199
Average deposits	71,355	73,976	84,537	(2,621)	(13,182)
Net interest income	742	707	461	35	281
Provision for credit losses	33	28	(25)	5	58
Noninterest income[1]	278	278	289	0	(11)
Noninterest expenses[1]	541	502	486	39	55
Provision for income tax	96	104	61	(8)	35
Net income	350	351	228	(1)	122
Earnings per share[2]	$2.58	$2.60	$1.66	$(0.02)	$0.92
Efficiency Ratio	53.00%	50.75%	64.24%		
CET1[3]	10.02%	9.93%	10.13%		

Key Performance Drivers 4Q22 compared to 3Q22

- Revenue increased 4%
- Loans up 2.5% driven by broad-based growth
- Deposits declined due to customers deploying cash & prudent pricing management; Period-end interest-bearing deposits increased
- Net interest income benefitted from higher rates & loan growth, partially offset by funding needs
- Net recoveries of $4MM; Reserve ratio rises to 1.24%
- Noninterest income remained strong
- Prudent expense management, while supporting revenue growth & strategic modernization initiatives
- CET1 increased as strong capital generation outpaced loan growth

[1]Includes gains/(losses) related to deferred comp asset returns of $5MM 4Q21, ($3MM) 3Q22 & $6MM 4Q22 • [2]Diluted earnings per common share • [3]4Q22 estimated

©2022, Comerica Inc. All rights reserved.

5

Loans

Continued broad-based growth in loans & commitments; Yields up 81 bps

Comerica


Loans
($ in billions)
47.8
48.3
50.0
51.1
52.4
3.26
3.22
3.64
4.64
5.45
4Q21
1Q22
2Q22
3Q22
4Q22
Average Balances
Loan Yields %
51.7
53.4
3Q22
4Q22
Period-end

Average loans increased $1.3B[1], or 2.5%

- + $879MM Commercial Real Estate[2]
  - Multi-family & industrial accounted for ~85% of growth
- + $331MM National Dealer Services
- + $193MM Corporate Banking
- + $131MM Wealth Management
- + $119MM Entertainment
- - $329MM Mortgage Banker


Loan Commitments Increased 5%
Growth in nearly every business line
(period-end: $ in billions)
48.7
48.9
50.9
53.7
56.5
47%
46%
46%
45%
45%
4Q21
1Q22
2Q22
3Q22
4Q22
Utilization

4Q22 compared to 3Q22 • [1]See Quarterly Average Loans slide in Appendix for more details • [2]See Commercial Real Estate slide 26 for more details

©2022, Comerica Inc. All rights reserved.

6

30.7 31.5 42.3 39.9 84.5 79.1 77.6 74.0 71.4 73.0 71.4 0.05 0.05 0.05 0.20 0.97 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 IB NIB Deposits Positive interest-bearing deposit trend reflects pricing actions, maintained favorable NIB mix 4Q22 compared to 3Q22 1Interest costs on interest-bearing deposits 2Cumulative deposit beta calculated using 4Q21 average Fed funds of 0.25% Deposits ($ in billions) Deposit Rate1 % Average Balances Period-end Strategic management of deposits & businesses utilizing excess liquidity Average deposits decreased $2.6B - $756MM interest-bearing - $1.9B noninterest-bearing • Cost of interest-bearing deposits increased to 97 bps, reflecting relationship-focused pricing • Cumulative interest-bearing deposit beta 26% (cycle-to-date)2 7©2022, Comerica Inc. All rights reserved. 120% 75% 50% 60% 70% 80% 90% 100% 110% 120% 130% 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 2 01 5 2 01 6 2 01 7 2 01 8 2 01 9 2 02 0 2 02 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Loan to Deposit Ratio Remains Low (period-end) 16.6 17.3 19.0 20.5 19.1 19.5 19.0 1.71 1.74 1.92 2.08 2.11 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 Securities Portfolio Stable securities income despite paydowns 12/31/22 1Net unaccreted discount of $55MM 2Outlook as of 1/19/23 3Estimated as of 12/31/22 Securities Portfolio1 ($ in billions) Average portfolio decreased $1.4B • Period-end decreased $440MM - $413MM MBS & $100MM Treasury payments + $73MM fair value change • 1Q23: Estimate repayments ~$425MM MBS2 plus $700MM treasuries2 • Duration of 5.25 years3 • Extends to 5.98 years under +200bps instantaneous rate increase3 • Net unrealized pre-tax loss decreased to $3.0B Average Balances Period-end 71 77 100 119 118 4Q21 1Q22 2Q22 3Q22 4Q22 Securities Income ($ in millions) ©2022, Comerica Bank. All rights reserved. 8 Securities Yields %

Net Interest Income Record NII, grew $35MM, or 5%; benefit from rates & loan growth; NIM 3.74%, up 24 bps 4Q22 compared to 3Q22 Net Interest Income ($ in millions) $707MM 3Q22 3.50% + 122MM + 102MM + 19MM + 1MM Loans Higher rates, incl. swaps Higher Balances Other dynamics + 0.56 + 0.52 + 0.03 + 0.01 - 1MM Securities Balances + 0.02 + 5MM + 24MM - 19MM Fed Deposits Higher rates Lower balances + 0.11 + 0.12 - 0.01 - 62MM - 63MM + 1MM Deposits Higher rates Lower balances - 0.30 - 0.31 + 0.01 - 29MM - 10MM - 19MM Wholesale Funding Higher rates Higher balances - 0.15 - 0.05 - 0.10 $742MM 4Q22 3.74% 9©2022, Comerica Inc. All rights reserved. Net impact due to rates: $53MM & 28bps on the NIM 461 456 561 707 742 2.04 2.19 2.70 3.50 3.74 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Margin % 269 274 266 262 244 0.55 0.55 0.52 0.51 0.46 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 4Q21 1Q22 2Q22 3Q22 4Q22 NPA/Loans % Credit Quality Reserve reflects excellent credit metrics, loan growth & softening economic outlook 4Q22 compared to 3Q22 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Nonperforming Assets Decreased ($ in millions) Criticized Loans1 Well Below Historical Level ($ in millions) 618 599 609 624 661 1.26 1.21 1.18 1.21 1.24 - 1.00 2.00 3.00 4.00 5.00 6.00 4Q21 1Q22 2Q22 3Q22 4Q22 ACL/Loans % Allowance for Credit Losses Increased Moderately ($ in millions) 1,573 1,647 1,534 1,626 1,572 3.2 3.3 3.0 3.1 2.9 - 2.00 4.00 6.00 8.00 10.00 12.00 4Q21 1Q22 2Q22 3Q22 4Q22 Criticized/Loans % 10©2022, Comerica Inc. All rights reserved. (4) 8 0 13 (4) - 2.00 4.00 6.00 8.00 10.00 12.00 4Q21 1Q22 2Q22 3Q22 4Q22 Net Charge-Offs (Recoveries) ($ in millions)

Noninterest Income Continued robust fee generation 4Q22 compared to 3Q22 1Gains/(losses) related to deferred comp asset returns of $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22 2Risk management hedging income related to an increase in price alignment (PA) received for Comerica’s centrally cleared risk management positions 3Credit Valuation Adjustment (CVA) $4MM 4Q21, ($2MM) 1Q22, $3MM 2Q22, $5MM 3Q22, $1MM 4Q22 Noninterest Income ($ in millions) 289 244 268 278 278 4Q21 1Q22 2Q22 3Q22 4Q22 Remained Stable + $9MM Deferred compensation1 (Other noninterest income; offset in noninterest expense) + $8MM Risk management hedging interest (PA)2 (Other noninterest income) + $2MM Visa Class B Total Return Swap (Other noninterest income) + $1MM Card + $1MM Brokerage - $12MM Derivative Income3 (CVA -$4MM) - $3MM Service Charges on Deposit Accounts - $3MM Fiduciary Income - $2MM BOLI 11©2022, Comerica Inc. All rights reserved. 486 473 482 502 541 64.2 66.9 58.0 50.8 53.0 4Q21 1Q22 2Q22 3Q22 4Q22 Efficiency Ratio % Noninterest Expenses1 ($ in millions) Noninterest Expenses Efficiency ratio remained low at 53% 4Q22 compared to 3Q22 1Modernization initiative $6MM 1Q22; $7MM 2Q22; $7MM 3Q22; $18M 4Q22; FY22 $38MM 2Gains/(losses) related to deferred comp plan of $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22 Increased $39MM + $11MM Modernization initiatives1 • Completed consolidation of 22 banking centers to optimize network & deliver greater efficiency • Made tech investments to enhance digital capabilities & modernize core platforms; calibrated delivery model, cloud migration to improve scalability, efficiency & resilience • Progress on plan to reduce space & modernize facilities + $9MM Deferred compensation2 (offset in noninterest income) + $19MM All other • Growth initiatives & revenue related: • Key hires to drive market & business line growth • Enhanced products to further elevate customer experience (payments, capital markets) • Marketing, T&E, legal • Foundational enhancements for Compliance, ESG & Cyber • Merit & inflationary pressure • Seasonality 12©2022, Comerica Inc. All rights reserved.

Capital Management

Strong capital position at target CET1 target of ~10%[1]



CET1[2]
Tier 1[2]
9.93%
10.02%
7.0%
8.5%
10.45%
10.52%
3Q22
4Q22
3Q22
4Q22
Regulatory Minimum + Capital Conservation Buffer (CCB)



Common Equity Ratio[3]
9.82%
9.99%
5.55%
5.60%
3Q22
4Q22
Impact of AOCI Losses
Common Equity Ratio



Tangible Common Equity Ratio[3]
9.12%
9.30%
4.82%
4.89%
3Q22
4Q22
Impact of AOCI Losses
Tangible Common Equity Ratio



Common Equity Per Share[3]
($ per share; period-end)
59.03
59.78
61.13
63.11
65.12
57.41
50.80
46.19
35.70
36.55
4Q21
1Q22
2Q22
3Q22
4Q22
Common Equity Per Share
Impact of AOCI Losses



Common Equity[3]
($ in billions; period-end)
7.7
7.8
8.0
8.3
8.5
7.5
6.6
6.0
4.7
4.8
4Q21
1Q22
2Q22
3Q22
4Q22
Common Equity
Impact of AOCI Losses

12/31/22 • [1]Outlook as of 1/19/23 • [2]4Q22 estimated • [3]Refer to reconciliation of non-GAAP financial measures in appendix

©2022, Comerica Inc. All rights reserved.

13

Management Outlook

Assumes no significant change in economic environment

	FY22 vs FY23
Average loans	+7 to 8% with growth in most businesses
Average deposits	-7 to -8% as customers continue to utilize excess liquidity (-1 to -2% 4Q22 to 4Q23)
Net interest income	+17 to 20% reflecting net benefit from higher rates[1] & loan growth
Credit Quality	NCOs move toward lower end of normal range & continue to modestly build reserves
Noninterest income	+5% with higher risk management income (PA), card & fiduciary; partly offset by lower derivative income, deposit service charges & BOLI; assumes CVA (-$7MM) & deferred comp[2] do not repeat
Noninterest expenses	+7% with pension up (+$64MM), assuming deferred comp[2] does not repeat & lower modernization (-$19MM) +4% excluding pension & modernization, assuming deferred comp does not repeat
Tax	FY tax rate ~23%, excluding discrete items
Capital	Target CET1 of ~10%

4Q22 vs. 1Q23

Average loans	Average deposits	Net interest income	Noninterest income[3]	Noninterest expense[3]
+ >1% continued momentum	-3% seasonal decline	-3 to -6%, NIM 3.75 to 3.85%	-5% seasonal decline	-3 to -4% 4Q modernization

12/31/22 • Outlook as of 1/19/23 • [1]Utilizing 12/31/22 forward curve • [2]Deferred comp FY22 $(18)MM • [3]Assumes 4Q deferred comp benefit of $6MM does not repeat

©2022, Comerica Inc. All rights reserved.

14

Positioned for the Bigger Possible

Strategic investments enable delivery on the Comerica Promise

Comerica

- **Modernize Operations**
  - Retail Reimagined
  - Corporate Facilities
  - Data Center Migration
- **Secure Our Foundation**
  - Compliance
  - Cyber
  - ESG



- **Expand Market Coverage**
  - Southeast
  - Mountain West
  - Existing Footprint
- **Enhance Capabilities**
  - Digital Transformation
  - Payments
  - Capital Markets

©2023, Comerica Inc. All rights reserved.

15

Strong Fundamentals

Unique strengths combine to deliver a compelling value proposition

Targeted Business Strategy

- Weighted to **Commercial** as a leading bank for business with industry expertise
- Fee-generating **Wealth Management** capabilities deepening relationships
- Granular, deposit gathering **Retail Bank** servicing customers across divisions

Revenue Growth

- Strong net interest income, loan & fee income **results**
- Robust **product** suite to support Payments strategy
- Footprint includes faster **growth markets**
- Expect better **predictability** of earnings stream

Relationship Focus

- **Expertise** across core & specialty businesses
- **Long-tenured,** experienced team
- **Collaboration** between 3 revenue divisions
- Strong **deposit base** & mix

Efficient Operations

- Continuous **improvement** culture
- Investing in **modernization**
  - Transform retail delivery
  - Align corporate facilities
  - Leveraging technology to drive productivity & growth

Credit Discipline

- **Consistent,** conservative underwriting standards
- **Superior** credit performance through last recession
- **Balanced** exposure to a wide variety of industries

FY22 Superior Financial Results, Positioned to Manage Cycles

Revenue Growth	NII Growth	Loan Growth	Efficiency Ratio	Net Charge-Offs	Asset Sensitivity[1]
+19%	+34%	+3%, +8% ex PPP	56%	3bps	~+$10MM +100 bps ~-$70MM -100 bps

12/31/22 • 4Q22 compared to 3Q22 • [1]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis (100 bps change in rates point-to-point impact on NII)

©2022, Comerica Inc. All rights reserved.

16

APPENDIX Primary Markets Other Markets Office Locations Diversified Geographic Footprint Texas • Established: 1988 • #2 largest state GDP • Business friendly environment • Dallas-Fort Worth, Houston, Austin, San Antonio California • Established: 1991 • #1 largest state GDP • Deep industry expertise • L.A., San Diego, San Jose, San Francisco Michigan • Established: 1849 • #14 largest state GDP • Large retail deposit base • Detroit, Ann Arbor, Grand Rapids, Lansing Offices Across U.S. Southeast • Strong population growth & manufacturing base • 3 commercial offices in Raleigh, Winston-Salem & Charlotte • 8 banking centers in FL • New offices in SC & GA • Serving customers in FL, GA, NC, TN, SC & VA Mountain West • Fast growing economy, attractive climate • 17 banking centers in Phoenix area • 1 office in Denver • Serving customers in AZ & CO 18©2022, Comerica Inc. All rights reserved. Large, higher growth urban markets Highly integrated, cost-effective platform Predominance of middle market companies & wealth management opportunities

Noninterest Income

Investing in comprehensive solutions for customers to drive fee income

Comerica

Payments

- New ways of real time money movement & rising rates will continue to change our customer's needs & require new solutions
- Combines Technology, Operations, Product Management, sales & service into one team with consistent delivery across the bank

Digital Customer Experience

- Digital capabilities greatly improve customer experience
- New products & services help mitigate both our risk & our client's risk

Wealth Management

- Market leader in 3rd party fiduciary services
- Established strategic partnerships to enhance solution set
- Uniquely positioned to serve business owners & executives

Capital Markets

- Customer risk management products (foreign exchange, hedging) re-aligned to enhance customer focus
- Loan Syndications expanding staffing & marketing capabilities
- Enhancing recruiting programs & added staff to Investment Banking

12/31/22
©2022, Comerica Bank. All rights reserved.

19

Full Year Average Loans

Comerica

Business Line	2022	2021
Middle Market		
General	$12.7	$11.9
Energy	1.4	1.4
National Dealer Services	4.6	4.3
Entertainment	1.1	1.0
Tech. & Life Sciences	0.9	0.9
Equity Fund Services	3.3	2.8
Environmental Services	2.1	1.7
Total Middle Market	$26.2	$24.1
Corporate Banking		
US Banking	4.0	3.1
International	1.5	1.4
Commercial Real Estate	6.9	6.7
Mortgage Banker Finance	1.6	2.8
Business Banking	3.3	3.7
Commercial Bank	**$43.5**	**$41.8**
Retail Bank	**$2.1**	**$2.4**
Wealth Management	**$4.9**	**$4.9**
TOTAL	**$50.5**	**$49.1**

By Market	2022	2021
Michigan	$12.1	$11.9
California	17.7	17.4
Texas	10.2	9.8
Other Markets[1]	10.4	10.0
TOTAL	**$50.5**	**$49.1**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding. Certain prior period amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the 3 primary geographic markets

©2022, Comerica Inc. All rights reserved.

20

Quarterly Average Loans

Business Line	4Q22	3Q22	4Q21
Middle Market			
General	$12.8	$12.8	$11.9
Energy	1.4	1.4	1.3
National Dealer Services	5.1	4.8	3.9
Entertainment	1.3	1.1	1.2
Tech. & Life Sciences	0.9	0.9	0.8
Equity Fund Services	3.3	3.3	2.8
Environmental Services	2.2	2.2	1.8
Total Middle Market	$27.0	$26.7	$23.9
Corporate Banking			
US Banking	4.3	4.1	3.3
International	1.6	1.5	1.5
Commercial Real Estate	7.7	6.8	6.6
Mortgage Banker Finance	1.3	1.7	2.4
Business Banking	3.2	3.2	3.3
Commercial Bank	**$45.1**	**$44.0**	**$41.0**
Retail Bank	**$2.2**	**$2.1**	**$2.1**
Wealth Management	**$5.1**	**$5.0**	**$4.8**
TOTAL	**$52.4**	**$51.1**	**$47.8**

By Market	4Q22	3Q22	4Q21
Michigan	$12.3	$12.3	$11.4
California	18.4	17.8	17.1
Texas	10.9	10.2	9.5
Other Markets[1]	10.7	10.7	9.8
TOTAL	**$52.4**	**$51.1**	**$47.8**

Loan Portfolio
(4Q22 Period-end)



$53.4B
Fixed Rate[2] 50%
≤30-Day Rate[3] 39%
60-Day+ Rate 6%
Prime-based 5%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the 3 primary geographic markets • [2]Fixed rate loans include $22.1B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps; Forward dated swaps are excluded • [3]Includes ~0.2% of Daily SOFR

©2022, Comerica Inc. All rights reserved.

21

Full Year Average Deposits

Business Line	2022	2021
Middle Market		
General	$20.4	$22.2
Energy	1.0	0.6
National Dealer Services	1.5	1.3
Entertainment	0.3	0.2
Tech. & Life Sciences	6.5	7.3
Equity Fund Services	1.2	1.1
Environmental Services	0.3	0.3
Total Middle Market	$31.2	$33.0
Corporate Banking		
US Banking	2.2	3.3
International	2.1	2.3
Commercial Real Estate	2.2	1.9
Mortgage Banker Finance	0.5	0.8
Business Banking	4.3	4.3
Commercial Bank	**$42.6**	**$45.6**
Retail Bank	**$26.7**	**$25.7**
Wealth Management	**$5.4**	**$5.2**
Finance / Other[1]	**$0.8**	**$1.2**
TOTAL	**$75.5**	**$77.7**

By Market	2022	2021
Michigan	$26.6	$26.8
California	23.0	23.8
Texas	11.5	10.5
Other Markets[2]	13.6	15.4
Finance / Other[1]	0.8	1.2
TOTAL	**$75.5**	**$77.7**

Highest Noninterest-bearing Deposit Component[3]
(percentages of total deposits; 3Q22 average)



57%
51%
44%
41%
41%
40%
39%
37%
35%
34%
30%
29%
CMA
ZION
MTB
BOKF
RF
CFR
FHN
FITB
SNV
KEY
CFG
HBAN

$ in billions • Totals shown above may not foot due to rounding. Certain prior period amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the 3 major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [3]Source for peer data: S&P Global Market Intelligence

©2022, Comerica Inc. All rights reserved.

22

Quarterly Average Deposits

Business Line	4Q22	3Q22	4Q21
Middle Market			
General	$18.7	$19.6	$24.7
Energy	1.3	1.4	0.6
National Dealer Services	1.2	1.4	2.1
Entertainment	0.3	0.2	0.2
Tech. & Life Sciences	5.2	6.3	8.3
Equity Fund Services	1.2	1.1	1.5
Environmental Services	0.3	0.3	0.4
Total Middle Market	$28.4	$30.5	$37.8
Corporate Banking			
US Banking	1.9	2.0	3.4
International	2.1	2.0	2.2
Commercial Real Estate	2.3	2.2	2.1
Mortgage Banker Finance	0.4	0.5	0.7
Business Banking	4.1	4.3	4.6
Commercial Bank	**$39.2**	**$41.5**	**$50.8**
Retail Bank	**$26.0**	**$26.7**	**$26.7**
Wealth Management	**$5.2**	**$5.3**	**$5.7**
Finance / Other[1]	**$1.0**	**$0.5**	**$1.3**
TOTAL	**$71.4**	**$74.0**	**$84.5**

By Market	4Q22	3Q22	4Q21
Michigan	$25.1	$25.9	$28.1
California	21.0	22.4	28.0
Texas	11.6	12.0	11.1
Other Markets[2]	12.7	13.2	16.1
Finance / Other[1]	1.0	0.5	1.3
TOTAL	**$71.4**	**$74.0**	**$84.5**

Beneficial Deposit Mix: 56% noninterest-bearing

(4Q22 Average)


Retail Noninterest-bearing 11%
Retail Interest-bearing 27%
Total $71.4B
Commercial Noninterest-bearing 45%
Commercial Interest-bearing 17%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the 3 major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2022, Comerica Inc. All rights reserved.

23

Interest Rate Sensitivity

Largely achieved strategic objective to reduce earnings volatility through the cycles

Swaps as of 12/31/22[1]

($ in billions; average; weighted average yield)


12.1
2.16%
22.4
2.38%
23.6
2.50%
23.0
2.57%
20.1
2.68%
15.0
2.72%
9.8
2.85%
2.95%
4.6
2.97%
0.8
FY22
FY23
FY24
FY25
FY26
FY27
FY28
FY29
FY30

- 4Q22: added $1B forward starting swaps to coincide with future maturities; average yield of 3.21% & term of 5.2 years
- Net unrealized loss decreased $106MM to $1B at 12/31/22

Sensitivity Analysis from 12/31 Base Case

Estimated 12-Month Net Interest Income Impact

100 bps gradual increase	+$10MM
100 bps gradual increase, with 40% - 50% incremental beta	-$5M to -$20MM
100 bps gradual decrease	-$70MM

12/31/22 Standard Model Assumptions[2]
100 bps (50 bps avg) gradual, parallel rise

	Rates UP	Rates DOWN
Loan Balances	Modest increase	Modest decrease
Deposit Balances	Moderate decrease	Moderate increase
Deposit Beta	~30% per incremental change	
Securities Portfolio	No reinvestment of cash flows	
Hedging (Swaps)	No additions modeled	

12/31/22 • [1]Received fix/pay floating swaps; historical results 12/31/22; maturities extend through 3Q30 • [2]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes a static balance sheet as of 12/31/22

©2022, Comerica Inc. All rights reserved.

24

Tangible Common Equity (TCE) 25 Capital management decisions • Prioritize regulatory capital ratios High Quality Securities portfolio • Primarily government-backed MBS Mark-to-market valuation impact on securities portfolio recouped upon repayment ©2022, Comerica Inc. All rights reserved. Accounting of available-for-sale (AFS) securities & impact on Accumulated Other Comprehensive Income (AOCI) • As market rates increase relative to rates on existing instruments, unrealized losses are recorded in AOCI • AFS securities reported at fair value (vs. contractual value) on balance sheet; fair value changes captured in AOCI • If security is sold, loss recognized in earnings; otherwise, AOCI loss gradually recoups as bonds are repaid or approach maturity with no impact to income. (Note, if sold, proceeds would likely be reinvested at market rates.) Scenarios Est. AOCI Increase / (Decrease) Rate shock + 100 bps Static balances ($1B) Rates shock - 100 bps Static balances $1B Forward curve1 Cumulative equity recapture with repayments & maturities over time Year 1: $400 - $500MM Year 2: $800 - $900MM Year 5: $1.5 - $1.6B Estimated Change in AOCI Derived from Securities Portfolio Simulated Sensitivity Analysis 12/31/22 1Based on the 12/31 forward curve 5 ,2 23 5 ,3 15 5 ,5 17 5 ,6 58 5 ,8 83 6 ,2 10 6 ,6 59 6 ,6 83 6 ,6 99 6 ,6 90 6 ,8 83 6 ,7 97 6 ,5 79 6 ,6 04 6 ,4 63 6 ,8 19 7 ,6 97 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Multifamily 45% Industrial / Storage 30% Retail 7% Office 8% Single Family 2% Other 3% Land Carry 3% Multi use 2% Commercial Real Estate Business Line Growth driven by multi-family & industrial projects; Excellent credit quality 12/31/22 1Excludes CRE business line loans not secured by real estate 24Q22 growth of $879MM; figures in graph are impacted by rounding 3Period-end loans 4Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories Primarily Lower Risk Multifamily & Industrial Storage1 (4Q22 period-end) Total $7.2B • Long history of working with well-established, proven developers • >90% of new commitments from existing customers • Significant up-front equity required (typically averaging 35-40%) • Utilization rate 47.6% • 45% of Industrial/Storage & 36% of Multifamily are construction loans1,3 • Majority high growth markets within footprint: • 37% California • 23% Texas Total CRE Business Line Average Loans2 ($ in millions) ©2022, Comerica Inc. All rights reserved. 26 Excellent Credit Quality No significant net charge-offs since 2014 ($ in millions) 4Q21 1Q22 2Q22 3Q22 4Q22 NAL 0.9 0.9 0.9 0.9 0.9 Criticized4 28 26 18 17 16 % Criticized 0.4% 0.4% 0.3% 0.2% 0.2%

Energy Primarily E&P exposure 12/31/22 1Includes Services of 4Q21 $21MM, 1Q22 $14MM, 2Q22 $15MM, 3Q22 $17MM, 4Q22 $13MM Period-end Loans ($ in millions) 992 1,060 1,155 1,081 1,162 212 203 218 259 2531,204 1,263 1,373 1,340 1,415 4Q21 1Q22 2Q22 3Q22 4Q22 Midstream Exploration & Production1 • Exposure $3.4B / 43% utilization • Hedged 50% or more of production • At least one year: 66% of customers • At least two years: 43% of customers • Focus on larger, sophisticated E&P and Midstream companies • E&P: • 48% Oil • 26% Natural Gas • 26% Oil/Gas • Excellent credit quality • ~1% Criticized loans • $0 Net charge-offs ©2022, Comerica Inc. All rights reserved. 27 Mortgage Banker Finance 55+ years experience with reputation for consistent, reliable approach 12/31/22 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 12/19/22 23Q22 actual • Provide warehouse financing: bridge from residential mortgage origination to sale to the end market • Extensive backroom provides collateral monitoring & customer service • Focus on full banking relationships • As of 4Q22: • Comerica: 92% purchase • Industry: 83% purchase1 • Strong credit quality • No charge-offs since 2010 • Period-end loans: $1.9B (3Q22 $1.8B) Average Loans ($ in millions) 1 ,6 77 1 ,3 35 2 ,0 44 2 ,5 21 2 ,6 81 2 ,0 42 3 ,2 78 3 ,5 85 3 ,7 91 3 ,2 11 2 ,9 24 2 ,7 57 2 ,4 50 1 ,5 97 1 ,7 24 1 ,6 63 1 ,3 34 0 500 1000 1500 2000 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Actual MBA Mortgage Origination Volumes1 MBA Mortgage Originations Forecast1,2 ($ in billions) 480 398 345 510 519 3Q22 4Q22 1Q23 2Q23 3Q23 Purchase Refinance ©2022, Comerica Inc. All rights reserved. 28

National Dealer Services 75+ years of floor plan lending 12/31/22 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) Toyota/Lexus 10% Honda/Acura 8% Ford 8% GM 7% Fiat/Chrysler 8% Mercedes 6% Nissan/ Infiniti 3% Other European 13% Other Asian 14% Other 23% • Top tier strategy • National scope with customers in 42 states • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 4 .0 4 .4 4 .5 4 .1 4 .0 3 .6 2 .8 1 .9 2 .2 2 .0 1 .2 0 .6 0 .6 0 .6 0 .8 1 .0 1 .2 7 .4 7 .8 7 .9 7 .5 7 .3 6 .8 6 .2 5 .3 5 .5 5 .3 4 .4 3 .8 3 .9 4 .1 4 .5 4 .8 5 .1 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Floor Plan Average Loans ($ in billions) Total $5.3B 1 ©2022, Comerica Inc. All rights reserved. 29 8,290 7,341 7,036 6,339 5,241 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 4Q21 1Q22 2Q22 3Q22 4Q22 841 856 901 938 943 4Q21 1Q22 2Q22 3Q22 4Q22 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 12/31/22 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada Average Deposits ($ in millions) Growth 47% Early Stage 16% Late Stage 37% Customer Segment Overview (approximate; 4Q22 period-end loans) Total $941MM ©2022, Comerica Inc. All rights reserved. 30

Equity Fund Services Strong relationships with top-tier Private Equity & Venture Capital firms 12/31/22 • Customized solutions for Private Equity & Venture Capital firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Period-end balances were $3.2 billion • Strong credit profile • No charge-offs • No criticized loans Average Loans ($ in millions) 2,846 3,209 3,507 3,346 3,317 4Q21 1Q22 2Q22 3Q22 4Q22 ©2022, Comerica Inc. All rights reserved. 31 Environmental Services Department Experienced team; Specialized industry, committed to growth 12/31/22 • 15+ year experienced team with 20+ year management tenure • Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions • Focus on middle market-sized companies with full banking relationships • Historically strong credit quality Waste Management & Recycling (~85% of loan portfolio) • Insight & expertise with: • Transfer stations, disposal & recycling facilities • Commercial & residential waste collection • Financing for M&A and growth capital Renewable Energy Solutions (~15% of loan portfolio) • Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade • Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage 1,834 1,954 2,034 2,243 2,237 4Q21 1Q22 2Q22 3Q22 4Q22 Average Loans ($ in millions) ©2022, Comerica Inc. All rights reserved. 32

Reconciliations

Comerica

Pre-tax, Pre-Provision Net Revenue (PPNR)

Pre-tax pre-provision net revenue is a measure that Comerica uses to understand fundamental operating performance before credit-related and tax expenses

	(millions, except per share data)	FY22	FY21	$ Change	% Change
(A)	**Net interest income before provision for credit loss** (as reported)	$2,466	$1,844	$622	34%
(B)	**Noninterest income** (as reported)	$1,068	$1,123	($55)	-5%
(C)	**Noninterest expenses** (as reported)	$1,998	$1,861	$137	7%
(A+B-C)	**Pre-tax, pre-provision net revenue**	$1,536	$1,106	$430	39%

Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

(period-end, millions, except per share data)	4Q22	3Q22	2Q22	1Q22	4Q21
Tangible Common Equity					
Total shareholders' equity	$5,181	$5,069	$6,435	$7,036	$7,897
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394	$394	$394	$394
Common Shareholders' equity	$4,787	$4,675	$6,041	$6,642	$7,503
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$9	$10	$10	$11	$11
Tangible Common Equity	$4,143	$4,030	$5,396	$5,996	$6,857
Total Assets	$85,406	$84,143	$86,889	$89,165	$94,616
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$9	$10	$10	$11	$11
Tangible Assets	$84,762	$83,498	$86,244	$88,519	$93,970
Common Equity Ratio	5.60%	5.55%	6.95%	7.45%	7.93%
Tangible Common Equity Ratio	4.89%	4.82%	6.26%	6.77%	7.30%

©2022, Comerica Inc. All rights reserved.

33

Reconciliations Continued

Comerica

Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

(period-end, millions, except per share data)	4Q22	3Q22	2Q22	1Q22	4Q21
Common Equity & Tangible Common Equity per Share of Common Stock					
Common shareholders' equity	$4,787	$4,675	$6,041	$6,642	$7,503
Tangible common equity	$4,143	$4,030	$5,396	$5,996	$6,857
Shares of common stock outstanding	131	131	131	131	131
Common equity per share of common stock	$36.55	$35.70	$46.19	$50.80	$57.41
Tangible equity per share of common stock	$31.62	$30.77	$41.25	$45.86	$52.46
Impact of Accumulated Other Comprehensive Loss to Common Equity & Tangible Common Equity					
Accumulated other comprehensive loss (AOCI)	$(3,742)	$(3,587)	$(1,954)	$(1,173)	$(212)
Common equity, excluding AOCI	$8,529	$8,262	$7,995	$7,815	$7,715
Common equity per share of common stock, excluding AOCI	$65.12	$63.11	$61.13	$59.78	$59.03
Common equity ratio, excluding AOCI	9.99%	9.82%	9.20%	8.76%	8.15%
Tangible Common equity, excluding AOCI	$7,885	$7,617	$7,350	$7,169	$7,069
Tangible Common equity per share of common stock, excluding AOCI	$60.19	$58.17	$56.19	$54.83	$54.08
Tangible common equity ratio, excluding AOCI	9.30%	9.12%	8.52%	8.10%	7.52%

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2023, Comerica Inc. All rights reserved.

34

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	A-
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 1/16/23 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

©2022, Comerica Inc. All rights reserved.

35

Bank Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A	-
M&T Bank	A3	A-	A
BOK Financial	A3	A-	A
Comerica	A3	A-	A-
Fifth Third	A3	A-	A-
Huntington	A3	A-	A-
KeyCorp	A3	A-	A-
Regions Financial	Baa1	A-	A-
Citizens Financial Group	Baa1	A-	BBB+
Zions Bancorporation	Baa1	BBB+	BBB+
First Horizon National Corp	Baa3	BBB	BBB
Synovus Financial	Baa3	BBB	BBB

As of 1/16/23 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank

©2022, Comerica Inc. All rights reserved.

36